UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2020

NuGenerex Immuno-Oncology, Inc.

(Exact of registrant as specified in its charter)

DELAWARE	000-56153	04-3208418
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

10102 USA Today Way, Miramar, Florida 33025

(Address of principal executive offices) (Zip Code)

(416) 364-2551

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	N/A	None

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Item 1.01. Entry into a Material Definitive Agreement.

On November 13, 2020, Generex Biotechnology Corporation and its majority owned subsidiary NuGenerex Immuno-Oncology, Inc., (collectively “Generex”) signed The Ii-Key Innovative Flu Vaccine Development Agreement (the “Agreement”) with Beijing Youfeng International Consulting Co., Ltd, National Institute for Viral Disease Control and Prevention, Chinese Centre for Disease Control and Prevention (NIVDC) and Beijing Guoxin Haixiang Equity Investment Partnership (Limited Partnership) (collectively referred to as “China Partners”) to set up a joint entity in China (the “Joint Entity”) that shall jointly develop and industrialize the Generex internationally patented Ii-Key innovative technology for a Flu peptide vaccine and other vaccines (the “Vaccine”) in the People’s Republic of China (“China”). The Agreement, among other things, consists of the Joint Entity providing 100% funding for the clinical development, manufacturing and commercial registration of the Vaccine for China and paying Generex a licensing fee of US$2,500,000 (minus expenses estimated at US$500,000) upon successful development of the flu vaccine and receipt of approval from NMPA for the product launch.

The Joint Entity shall have the perpetual sole and exclusive license to use the Generex technology within licensed territory and the licensed area.

This Current Report contains summaries of the material terms of the Agreement. The summary of the Agreement contained in this Current Report is subject to, and is qualified in its entirety by, reference to the Agreement, which is filed as an exhibit hereto and incorporated herein by reference.

A copy of the Agreement signed November 13, 2020, is filed as Exhibit 99.1 to this Current Report.

On November 19, 2020, Generex issued a press release announcing the Agreement with the China Partners as described above, a copy of which is filed as Exhibit 99.2 to this Current Report.

Ii-Key Platform Overview

The Ii-Key-SARS-CoV-2 vaccine is designed as a “Complete Vaccine” that has the potential to induce the T-Cell and antibody immune responses that can provide protective immunity with long-lasting immunologic memory against SARS-CoV-2 in a highly specific manner to ensure safety. Ii-Key is a platform technology enabled by the amino acid key sequence “LRMK” that is shared across the platform. The LRMK key sequence works by its ability to deliver any desired peptide epitope of interest directly to the MHC Class 2 complex on the surface of antigen presenting cells. Once a suitable target epitope is identified, an Ii-Key vaccine candidate is created by means of synthetic peptide synthesis, which produces a single linear amino acid chain that includes the Ii-Key sequence, a short inert linker sequence, and the target epitope of interest. In this way, the target epitope is delivered by the Ii-Key sequence directly to antigen presenting cells, resulting in an immune system stimulation.

About the China Partners

Beijing Youfeng International Consulting Co., Ltd. is the "China High-tech Industrialization Research Society Public Health Working Committee" to provide development strategy consulting and design, projects implementation and management.

National Institute for Viral Disease Control and Prevention of Chinese Centre for Disease Control (CDC) and Prevention is an independent legal entity under the CDC. It is also the only national-level research institution for the prevention and control of viral diseases and medical virology in China.

Beijing Guoxin Haixiang Equity Investment Partnership (Limited Partnership) is a limited partnership established by Beijing Guoxin Zhongshu Management Co., Ltd. as an executive partner and Zhejiang Haixiang Pharmaceutical Co., Ltd. and is effectively existing. Beijing Guoxin Zhongshu Management Co., Ltd. is an equity investment institution which has completed the registration of private fund manager in China Securities Investment Fund Industry Association. Zhejiang Haixiang Pharmaceutical Co., Ltd. is a public company that mainly produces specialty APIs, preparations and fine chemicals, and has large-scale production capabilities for peptide preparations.

Forward-Looking Statements

Statements in this report may contain certain forward-looking statements. All statements included concerning activities, events or developments that the Generex expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements. Known risks and uncertainties also include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Generex cannot be sure when or if it will be permitted by regulatory agencies to undertake additional clinical trials or to commence any particular phase of clinical trials. Because of this, statements regarding the expected timing of clinical trials or ultimate regulatory approval cannot be regarded as actual predictions of when Generex will obtain regulatory approval for any “phase” of clinical trials or when it will obtain ultimate regulatory approval by a particular regulatory agency. Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act. Additional information on these and other risks, uncertainties and factors is included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8- K and other documents filed with the SEC.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	The Ii-Key Innovative Flu Vaccine Development Agreement signed November 13, 2020
99.2	Press Release dated November 19, 2020

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Contract No.: YF202011-B	Contract Date: 13th-Nov-2020

The Ii-key innovative flu vaccine development agreement

Parties:

Party A: Project initiator

Beijing Youfeng International Consulting Co., Ltd

1-806 Huirunyuan Jingtong Expy, Shilipu, Chaoyang, Beijing, China

And

Party B: Project technology investor

NuGenerex Immuno-Oncology Inc.(a subsidiary of Generex)

10102 USA Today Way SUITE 200, Miramar, FL 33025

Collectively called "Generex" hereafter

And

Party C: Technical Supporter

National Institute for Viral Disease Control and Prevention, Chinese Center for Disease Control and Prevention

No. 155, Changbai Road, Changping District, Beijing

And

Party D: fund provider

Beijing Guoxin Haixiang Equity Investment Partnership (Limited Partnership)

9-96, Building 6, Ronghui Park, Linkong Economic Core Area, Shunyi District, Beijing

The Joint Entity: Party A, Party B, Party C and Party D will setup a Joint research team and entity in China

Technical terms interpretation (FDA, NMPA)

FDA: U.S. Food and Drug Administration

NMPA: National Medical Products Administration (China FDA changed name to NMPA on Jan 21, 2019)

Explanation of Ii-key technology: technical mechanism, technical logic, application scenarios, intellectual property list, published literature lists, showcases of the technology and list of out licensed deals

Following the strategic cooperation agreement and the Ii-key innovative vaccine development agreement, we reached this cooperation agreement, the purpose is to cooperate in the development of Generex's internationally patented Ii-Key innovative technology flu vaccine and other vaccines, so that all parties involved in this project can quickly and effectively carry out relevant work.

WHEREAS, Party A, initiates and organizes all parties work together to establish a joint entity in China, provides other funds and financial guarantee in addition to Party D's contribution, and manages the cooperative research team to quickly develop and transfer Party B's Ii-Key flu vaccine technology.

Whereas, Party B, owns patents and technologies related to Ii-Key peptide vaccine , and is responsible for providing technology, clinical data, patents and other exclusive rights to the Joint Entity.

Whereas, Party C, provides technical means and technical support for vaccine clinical sample testing and clinical trials (including pre-clinical research, phase I, phase II and phase III clinical trials), is responsible for technical identification, research and development, and provides technology for subsequent vaccine immunological effect evaluation support. Party C is not responsible for capital investment and does not assume any debts to the establishment of the Joint Entity.

Whereas, Party D, provides the agreed funds needed for the research and development cooperation of this project, and assists Party A in securing funding for the research and development of the project.

NOW, THEREFORE, in consideration of the above premises and of the mutual agreements and covenants herein contained, Parties have reached the following agreement:

CHAPTER 1 SCOPE OF THE TECHNOLOGY COLLABORATION

 1.1 Data Sharing and Training

Party B shall disclose and permit the Joint Entity to use the following technology, including:

(1)   Ii-Key-SARS-CoV-2 technology, (Technical mechanism, technical logic, application scenarios, list of intellectual property rights, list of published documents, implementation cases, list of authorized technologies) See Exhibit B; (2) technical know-how; (3) pre clinical and clinic data; and (4) background material on the Ii-Key platform pertaining to its Ii-Key Peptide Vaccine technology for the flu vaccine applications (hereafter "Party B's Technology"). At the same time, Party B shall also clarify any other related proprietary technologies and train the technical personnel of the joint entity, Party B will ensure that the future cooperative research team can independently design, screen, analyze, verify and improve the specific T cell polypeptide antigen sequence through training, cooperative research, and commissioned development, and is responsible for the safety, effectiveness and quality of the T cell polypeptide specific sequence, such work will be initiated right after the signing of the agreement to ensure the implementation of the cooperation. Once the production technology of the Ii-Key peptide vaccine is transferred, preclinical research and clinical research (phase I, phase II and phase III) will begin. To evaluate the effectiveness of the vaccine in clinical studies.

1.2 Collaboration and Authorization

Under the technical guidance of Party C, Party A shall provide necessary facilities to the Joint Entity or Party C (if applicable). These facilities will include laboratories for Ii-Key peptide vaccine synthesis, analysis, in vivo testing, and phase I, phase II and phase III clinical research.

Party B hereby authorizes the Joint Entity to use Party B's Technology as listed in Exhibit B for the research, development and commercialization of products and technology according to this Agreement, see Exhibit A for details of the authorization. The Joint Entity will conduct product development and research under this Agreement, and Party C will evaluate the protective efficacy of vaccines in preclinical and clinical studies of influenza.

Provided that all the parties have fulfilled the terms and conditions of this Agreement, Party B agrees that such authorization shall be immediately and unconditionally effective for the Joint Entity from the date of its establishment.

1.3 After the execution (signatures) of this Agreement, Party B will provide the cooperative research team with copies of technical documents, patents, regulatory documents, and preclinical and clinical reports related to the Ii-Key-SARS-CoV-2 peptide vaccine (hereafter "Technical Information").

1.4 Party B shall provide technical training and support services related to this collaboration. The contents of the technical training and support service will be agreed upon in detail by the parties and annexed as exhibit to this Agreement.

CHAPTER 2 COLLABORATIVE TERMS AND CONDITIONS

2.1 Provide of Technical Information

Upon the entry into force of this Agreement, Party B shall provide the Technical Information to the Joint Entity.

2.2 License Fee

The Parties hereby agree that, upon the successful development of the flu vaccine and receipt of approval from NMPA for the product launch, the Joint Entity shall pay the license fee of US$ 2.5 million to Party B (and deduct from such license fee, the related cost and expenses of data matching, technical identification, sample testing, vaccine immunological effect evaluation and clinical trials, which the Parties estimated to be about US$ 500,000).

2.3 Exclusivity

(1) Party B agrees that its authorization to the Joint Entity becomes a perpetual sole and exclusive license for the Joint Entity to use the technology within the licensed territory and the licensed area, and except for the Joint Entity, Party B does not and will not grant authorization or license to any third party to use such technology within the licensed territory or the licensed area.

The Parties hereby agree that, The intellectual property rights of Party B's technology that be authorized to the Joint Entity to use belong to Party B; any products developed by the Joint Entity and the intellectual rights thereof (including but not limited to the patents, trademarks, copyrights, know-how, technical plan, data, filing materials, trade secrets) shall solely and exclusively be owned by the Joint Entity.

CHAPTER 3 FEES AND RESPONSIBILITIES

3.1 To facilitate the implementation of the collaborative work signed in this agreement, the cooperative research team intends to accept a working group sent by Party B to conduct technical training and exchange information with project participants, and discuss the Ii key peptide vaccine the effectiveness of communication. With the Joint Entity's prior approval or confirmation, it shall bear all related expenses, including international and domestic travel expenses.

3.2 Limited responsibilities: All parties should cooperate closely to avoid any problems or disputes that may arise during the cooperation process. If cooperation is not possible due to certain technical or policy reasons, negotiations will be conducted in a friendly manner.

CHAPTER 4 GUARANTEES

4.1. Party B guarantees that:

(1) The patents, technology, trade secrets and other intellectual property rights authorized and licensed by it to the Joint Entity under this Agreement are lawfully owned and fully entitled by it, and that the ownership of such intellectual property rights and related interests are free and clear of any kind of lien or security interest; it has not been notified in writing of any claim by any third party that the development of any licensed product within the licensed territory infringes the intellectual property rights of such third party, nor has it been aware of any third party's intent to raise such claims;

(2) its execution, delivery and performance of this Agreement requires no license, authorization or consent from any governmental agency or any other person or corporation, and such execution, delivery and performance will not result in any breach of or give rise to any right to terminate, revoke, renegotiate or accelerate, or trigger any other right under any agreement or contract relating to the licensed IP and/or licensed products;

(3) The use of the licensed technology by the Joint Entity for its business or services will not infringe the patent, trademark, copyright, trade secrets or any other rights of any organization or individual; and

(4) It will comply with the laws of both the United States and China, and will not violate any laws or regulations in connection with this cooperation.

4.2. Party B guarantees the use of vaccine adjuvants. (1) Provide relevant certification, rationality and necessity of the adjuvant application; (2) Dosage design mechanism and parameters (what chemical substance); (3) Provide adjuvant source (China has all raw materials and other conditions for vaccine production) (4) Provide stability instructions (5) Provide past use history of adjuvant use

4.3. Party B guarantees that the current and future Ii-key vaccine data in the U.S. or other countries in clinical trials (including clinical phase I, phase II, and phase III) and the projects (whether directly or indirectly) reported to the FDA (Regardless of race and ethnicity) to share with the Joint Entity to help the project advance quickly

4.4. Party B guarantees that the patents covered in this agreement shall be lawful and valid.

4.5. All four partners promised to ensure that all relevant Ii-Key vaccine human clinical trials will be conducted in countries with vaccine clinical trials conditions in accordance with the guidelines of the International Coordinating Committee (ICH).

4.6. The Joint Entity guarantees that it will take all necessary steps to obtain regulatory approval of the Ii-Key vaccine in the Peoples Republic of China and its territories.

CHAPTER 5 EFFECTIVENESS AND TERMINATION

5.1. This Agreement is signed by the representatives of all parties, and shall become effective on the date of execution or signature of this Agreement.

5.2. Termination for Breach.

Either party shall have the right to terminate this Agreement at any time: (i) any party fails to perform its obligations under this Agreement and fails to cure such default within ten business days after notified by written notice from any non-breaching party; (ii) if Party B has not provide relevant Technical Information to the cooperative research team in accordance with Section 2.1 of this Agreement, the Joint Entity may notify Party B in writing and terminate this Agreement. (iii) Due to changes in national laws and regulations or related management provisions, the party C can not complete the framework agreement, and the party C has the right to terminate the framework agreement without any responsibility.

5.3. Continuing Obligations. Except for the termination of this Agreement pursuant to Sectiont 5.2, termination of this Agreement for any other reason shall not be construed to release any party from any obligation that matured prior to the effective date of such termination. No termination hereunder shall constitute a waiver of any rights or causes of action that either party may have for any acts or omissions or breach hereunder by the other party prior to the termination date

5.4. Legal Effect

This agreement is legally binding between all parties.

CHAPTER 6 CONFIDENTIALITY

6.1. All parties agree: Any financial, legal, commercial or technical information (including but not limited to trade secrets) disclosed to them by Party A, Party C, Party D and Party Bin response to this agreement, unless such information has been legally disclosed, otherwise. Oral disclosure through oral, written or other means shall be regarded as their respective confidential and proprietary information ("confidential information"), and shall be regarded as confidential information in accordance with the provisions of this Agreement.

6.2. Parties shall hold the Confidential Information in strictest confidence, shall use such Confidential Information solely in connection with its obligations hereunder, and shall not take any action in derogation of such confidentiality. The parties shall take all reasonable steps to ensure that the Confidential Information of Licensor is not used by or made available or furnished or disclosed to any person (other than such party's employees who need to know such Confidential Information for conducting of their ordinary responsibilities on behalf of such party), including, but not limited to, taking at least the steps it takes to protect information, data or other tangible and intangible property of its own that it regards as proprietary or confidential. The parties shall instruct its employees and agents having access to Confidential Information of collaboration regarding the terms and limitations contained in this Agreement.

CHAPTER 7 FORCE MAJEURE

7.1. When the force majeure events happen, the Party affected by force majeure events shall notify the other Party of the same by telex or telegraph as soon as possible, and shall supply to the other Party effective evidential documents by air registered mail within 14 days since the force majeure events.

7.2. If the force majeure events continue for more than 120 days, the parties shall then discuss the execution of the signed agreement.

7.3. Except as expressly provided otherwise herein, any delays in or failures of performance by any party under this Agreement shall not be considered a breach of this Agreement if and to the extent caused by occurrences beyond the reasonable control of the party affected, including but not limited to: acts of God, new regulations or laws of any government; strikes or other concerted acts of workers; fire, floods, explosions; riots; wars; rebellion; and, sabotage, and any performance time under this agreement shall be extended based on the delay time reasonably caused by such events.. The above provisions shall not be used as an excuse for the Joint Entity to delay or substitute for any overdue payment under this agreement.

 CHAPTER 8 GOVERNING LAW

8.1. The signing of this cooperation agreement, its validity, interpretation and execution, and the settlement of disputes related to this agreement shall be governed by Chinese laws and have been publicly released. However, if China does not have public laws on specific issues related to this agreement, then refer to general international business practices

8.2. The collaborative work signed in this agreement will be protected by the laws of the People's Republic of China.

CHAPTER 9 DISPUTE RESOLUTION

If a dispute arises in connection with the validity, interpretation or implementation of this Agreement, the parties shall attempt in the first instance to resolve such dispute through friendly consultations. If the parties fail to reach an agreement after consultation, such dispute shall be submitted to the International Arbitration Committee for arbitration actions. The decisions made by the Arbitration Committee shall be the final, and shall be effective and have restrictions to parties with fairness. The place of Arbitration shall be in Hong Kong, China.

CHAPTER 10 MISCELLANEOUS

10.1. Any and all amendments to the clauses in this agreement shall be agreed upon and signed in written documents by all Parties, which shall be considered as integral parts of this agreement and have the same legal effect as this agreement.

10.2. After expiration of this agreement, if there is still unpaid debt by any party, these debts are still effective and are continued obligations to be paid by the party who owes debts to.

The text of this agreement and its exhibits are all integral parts of this agreement and have the same legal force and effect.

10.4. This agreement is written in English and Chinese version. The communications between Parties shall be conducted in both English and Chinese. Formal notices shall be in written in duplicate, sent by registered air mail. All parties shall ensure that the Chinese version and English version of the agreement, any communication or notice shall be consistent.

10.5 Any party who intends to publicly disclose any cooperation information requires the prior written consent of the four parties (email).

10.6 E signature

E signature on the agreement is valid.

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IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be executed as of the date first written above by their duly authorized representatives.

特此证明。下列签署人已正式授权签署本协议。

Beijing Youfeng International Consulting Co., Ltd 北京优峰国际咨询有限公司

By: ______________________

Name: ______________________

Title: Chairman of the Board/President

Date: ______________________

Generex Biotechnology Corporation

By: ______________________

Name: ______________________

Title: Chairman of the Board/President

Date: ______________________

NuGenerex Immuno-Oncology (a subsidiary of Generex)

是 Generex 的独立上市分公司

By: ______________________

Name: ______________________

Title: Chairman of the Board/President

Date: ______________________

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Exhibit A

Technical Licensing Certificate

1.1 Licensing. Subject to any reserved rights under this Agreement, Party B hereby grants to the Joint Entity a royalty-bearing, non-transferable, sub licensable license to develop, produce and commercialize the Licensed Technology within the Licensed Territory and the Licensed Area based on Party B's Technology as set forth in Section 1.1 of the Ii-key Innovative Flu Vaccine Development Agreement (the "Licensing"). Subject to other provisions of this Agreement, the licensing is (a) if Party B owns or is entitled to exclusive licensing of the licensed patent rights and know-how, then Party B will grant an exclusive licensing of such licensed patent rights and know-how to the Joint Entity, and (b) if Party B is entitled to non-exclusive licensing of the licensed patent rights and know-how, then Party B will grant such licensed patent rights and know-how to the Joint Entity on a non-exclusive basis. For clarity, the Licensed Technology herein shall include all inventions, technical improvements, joint improvements related to the licensed technology that are necessary or essential for the development, production or commercialization within the Licensed Territory.

1.2 Licensed Territory. The Licensed Territory shall be worldwide , which means it's valid anywhere in the world.

1.3 Licensed Aera. The development, production and sales of Ii-key flu vaccine technology.

1.4 Term. The Licensing shall be effective as of the date of the Ii-Key Innovative Vaccine Development Agreement and is perpetual and will not be revoked or terminated except for the material breach by the Joint Entity.

1.5 Exclusivity. The Licensing is the sole and exclusive license within the Licensed Territory and the Licensed Area, except for the Joint Entity, no third party (including Party B) has the right to use the Licensed Technology within the Licensed Territory since the effective date of the Licensing.

1.6 Reserved Rights. Except for the rights expressly granted to the Joint Entity under the terms of this Agreement, Party B reserves the right to use the Licensed Technology.

1.7 Sub-licensing. Subject to the terms and conditions of this Agreement, Party B hereby grants to the Joint Entity sub-licensing rights under the Licensing, and the Joint Entity shall have the right to grant sub-licensings to one or more of its Affiliates (the "Joint Entity Sub-licensee"), which sub-licensings shall not exceed the scope of the Joint Entity's rights under this Agreement.

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Exhibit B

List of Authorized Intellectual Property Rights

FDA Pre-IND Avian Flu vaccine 2006

S-OIV HlNl Synthetic Peptide Vaccine

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Generex signs Worldwide Licensing Deal with China Partners on the Development of an Ii-Key-H1 Swine Influenza Vaccine

•	$2.5 million upfront for the Ii-Key-H1 vaccine from NuGenerex-Immuno-Oncology (NGIO) and to initiate epitope identification for Ii-Key vaccine development against the emerging swine flu in China G4EA H1N1
•	100% funding for manufacturing, development and commercial registration and approval of an Ii-Key-H1 vaccine in China
•	Plans to incorporate Ii-Key-H1 vaccine into universal seasonal influenza vaccine
•	An 8K will be filed on the contract today

MIRAMAR, Fla., Nov. 19, 2020 (GLOBE NEWSWIRE) -- Generex Biotechnology Corporation (www.generex.com) (OTCQB:GNBT) (http://www.otcmarkets.com/stock/GNBT/quote) is pleased to announce that the company has signed a worldwide Licensing and Development Agreement with a consortium of partners in China to utilize the Ii-Key vaccine platform technology from Generex subsidiary NuGenerex Immuno-Oncology (NGIO) for developing a vaccine against the G4 EA H1N1 swine influenza that is rapidly emerging in China. Under the terms of the deal, Generex will receive an upfront payment of $2.5 million to initiate the Ii-Key vaccine development work to identify swine flu epitopes for a new Ii-Key vaccine. The partnership will provide full funding for product development, regulatory approval, and commercialization worldwide. The current plan is to incorporate the Ii-Key-H1 vaccine into the seasonal influenza vaccine to create a Complete Vaccine across influenza strains. Upon commercialization, Generex will receive a royalty on sales of the influenza vaccine. The consortium of China partners has been previously announced as part of the company’s Framework Agreement. Generex is filing an 8K with the SEC, including details on the deal, as well as copies of the final agreements.

Generex originally developed the Ii-Key-H5 vaccine in 2003 in response to the avian influenza (bird flu), bringing that ii-Key vaccine through pre-clinical and Phase I clinical trials before the pandemic threat faded. Then, with the 2009 swine flu outbreak, Generex revitalized the Ii-Key vaccine program with the Ii-Key-H1 vaccine, using the H5 vaccine which is 100% homologous (the same) between the avian and swine influenza strains. Again, the pandemic threat faded before serious development work could be furthered. With the current outbreak of G4 EA H1N1 swine influenza in China, Generex and our partners will restart the work on the Ii-Key-H1 vaccine, expanding the effort to evaluate the current strain to identify additional H1 epitopes that can be linked with the Ii-Key to target the immune response for an effective vaccine.

The Ii-Key-SARS-CoV-2 vaccine is designed as a “Complete Vaccine” that has the potential to induce the T-Cell and antibody immune responses in a highly specific manner that can provide protective immunity with long-lasting immunologic memory against SARS-CoV-2 and other pandemic threats like swine flu.

Generex CEO, Joseph Moscato said, “This licensing deal with our Chinese partners clearly demonstrates the potential power of the Ii-Key platform to be part of an international pandemic preparedness program for rapid response to emerging infectious diseases. As the G4 EA H1N1 swine flu is emerging among swine workers, our partners have recognized the need to act decisively and we are taking proactive steps to prevent an epidemic through early vaccine development. To that end, the goal of our Ii-Key-H1 vaccine program is to incorporate the Ii-Key-H1 vaccine into the standard annual influenza vaccine to protect the population from not only seasonal flu, but also the emerging swine flu. We are extremely proud to have our Ii-Key vaccine platform selected as part of an international pandemic preparedness effort to prevent future viral epidemics. With the two licensing deals completed for our Ii-Key-SARS-CoV-2 vaccine and Ii-Key-H1 vaccine, we are demonstrating to the world how the Ii-Key technology from our subsidiary NuGenerex Immuno-Oncology can change the face of vaccine development for infectious disease.”

About Generex Biotechnology Corp.
Generex Biotechnology is an integrated healthcare holding company with end-to-end solutions for patient centric care from rapid diagnosis through delivery of personalized therapies. Generex is building a new kind of healthcare company that extends beyond traditional models providing support to physicians in an MSO network, and ongoing relationships with patients to improve the patient experience and access to optimal care.

About NuGenerex Immuno-Oncology
NuGenerex Immuno-Oncology, a subsidiary of Generex Biotechnology, is a clinical stage oncology company developing immunotherapeutic peptide vaccines for cancer and infectious disease based on the CD4 T-Cell activation platform, Ii-Key. NuGenerex Immuno-Oncology (NGIO) has been spun out of Generex as a separate public company to advance the platform Ii-Key technology, particularly in combination with the immune checkpoint inhibitors for the treatment of cancer. NGIO is currently engaged in a Phase II clinical trial of its lead cancer immunotherapeutic vaccine AE37 in combination with pembrolizumab (Merck’s Keytruda®) for the treatment of triple negative breast cancer. The company has also turned its Ii-Key technology on infectious disease, responding to the coronavirus pandemic with a SARS-CoV-2 vaccine development program.

Cautionary Note Regarding Forward-Looking Statements

This release and oral statements made from time to time by Generex representatives in respect of the same subject matter may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by introductory words such as "expects," "plan," "believes," "will," "achieve," "anticipate," "would," "should," "subject to" or words of similar meaning, and by the fact that they do not relate strictly to historical or current facts. Forward-looking statements frequently are used in discussing potential product applications, potential collaborations, product development activities, clinical studies, regulatory submissions and approvals, and similar operating matters. Many factors may cause actual results to differ from forward-looking statements, including inaccurate assumptions and a broad variety of risks and uncertainties, some of which are known and others of which are not. Known risks and uncertainties include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act.

Generex Contact:

Generex Biotechnology Corporation

Joseph Moscato
646-599-6222

Todd Falls
1-800-391-6755 Extension 222
investor@generex.com

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 19, 2020

NuGenerex Immuno-Oncology, Inc.

/s/Joseph Moscato

By: Joseph Moscato, CEO

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